UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2025

Invivyd, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40703	85-1403134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 178 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 819-0080

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IVVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Nasdaq Minimum Bid Price Requirement Compliance

On February 21, 2025, Invivyd, Inc. (the “Company”) received a letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it has regained compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”) for continued listing on The Nasdaq Global Market.

As previously disclosed, on December 27, 2024, the Company received a letter from Nasdaq, notifying the Company that it was not in compliance with the Minimum Bid Price Requirement because the Company’s common stock, $0.0001 par value per share (the “Common Stock”), had closed below the $1.00 per share minimum for 30 consecutive business days. To regain compliance with the Minimum Bid Price Requirement, the Common Stock was required to maintain a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days.

In its letter dated February 21, 2025, Nasdaq indicated the Company has regained compliance with the Minimum Bid Price Requirement, and the matter is now closed.

Press Release

On February 24, 2025, the Company issued a press release entitled “FDA Declined Invivyd’s Request to Expand Existing Emergency Use Authorization of PEMGARDA™ (pemivibart) to Include Treatment of Mild-to-Moderate COVID-19 For Immunocompromised Persons Who Have No Alternative Therapeutic Options; No Change to the Existing PEMGARDA EUA for Pre-Exposure Prophylaxis of COVID-19 in Certain Immunocompromised Patients.” A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVYD, INC.

Date: February 24, 2025	By:	/s/ Jill Andersen
Jill Andersen
Chief Legal Officer and Corporate Secretary